                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): FEBRUARY 10, 2000

                                   LASERSCOPE
             (Exact name of Registrant as specified in its charter)

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
        CALIFORNIA                                     000-18053                                   77-0049527
(State or other jurisdiction of                   (Commission File Number)                     (I.R.S. Employer
incorporation or organization)                                                                 Identification No.)
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                               3052 ORCHARD DRIVE
                               SAN JOSE, CA 95134
               (Address of principal executive offices) (Zip code)


                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     (a) On January 18, 2000 Laserscope (the "Company") issued a press release announcing that it had completed a private placement of common stock providing net proceeds to the Company of approximately $1.8 million. The placement of common stock to accredited investors was managed by Taglich Brothers Inc.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          20.1 Press Release dated January 18, 2000 announcing the private placement. [See Exhibit Index.]

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LASERSCOPE
                                       (Registrant)



Date:  February 10, 2000                By: /s/ Dennis LaLumandiere
                                        -------------------------------------
                                           Dennis LaLumandiere
                                           Vice President, Finance,
                                           Chief Financial Officer and
                                           Assistant Secretary


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                                INDEX TO EXHIBITS

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                                                                               SEQUENTIALLY
EXHIBIT                                                                          NUMBERED
NUMBER            DESCRIPTION                                                      PAGE
-------           -----------                                                  ------------

20.1              PRESS RELEASE DATED JANUARY 18, 2000 ANNOUNCING                   5
                  THE PRIVATE PLACEMENT.
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